UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On April 21, 2015, Harris Corporation (the “Company” or “Harris”) issued a press release announcing, among other things, its preliminary results of operations for its third quarter of fiscal 2015, a revised guidance range for expected income from continuing operations per diluted share for fiscal 2015 and revised guidance for expected revenue and tax rate for fiscal 2015. The full text of the press release and related tables is furnished herewith as Exhibit 99.1 and is incorporated in this Item 2.02 and 7.01 by reference.

Non-GAAP Financial Measures

The press release includes a discussion of non-GAAP financial measures, including income from continuing operations and income from continuing operations per diluted share for the third quarter of fiscal 2015 and the tax rate for the third quarter of fiscal 2015, in each case excluding acquisition-related costs; free cash flow for the third quarter of fiscal 2015 and the third quarter of fiscal 2014, which excludes cash flow for capital expenditures; and the revised guidance range for expected income from continuing operations per diluted share and tax rate guidance for fiscal 2015, in each case excluding acquisition-related costs. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Income from continuing operations and income from continuing operations per diluted share for the third quarter of fiscal 2015 and the tax rate for the third quarter of fiscal 2015, in each case excluding acquisition-related costs; free cash flow for the third quarter of fiscal 2015 and the third quarter of fiscal 2014, which excludes cash flow for capital expenditures; and the revised guidance range for expected income from continuing operations per diluted share and tax rate guidance for fiscal 2015, in each case excluding acquisition-related costs, are financial measures that are not defined by GAAP and should be viewed in addition to, and not in lieu of, income from continuing operations, income from continuing operations per diluted share, the tax rate, net cash provided by operating activities and other financial measures on a GAAP basis. Harris has included in its press release a reconciliation of non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.

Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze trends in Harris’ business and to understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as guides in its forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Please refer to Harris’ financial statements and accompanying footnotes for additional information and for a presentation of results in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Forward-Looking Statements

The foregoing contains forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Statements about the Company’s preliminary income from continuing operations and income from continuing operations per diluted share (on a GAAP and non-GAAP basis), revenue, orders, tax rate (on a GAAP and non-GAAP basis) and free cash flow for the third quarter of fiscal 2015 and earnings, revenue and tax rate guidance for fiscal 2015; and other statements regarding expectations or outlook or that are not historical facts are forward-looking and involve risks and uncertainties. Other factors that may impact the Company’s results and forward-looking statements may be disclosed in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 8.01	Other Events.

On April 21, 2015, Harris issued a press release announcing, among other things, its preliminary results of operations for its third quarter of fiscal 2015, a revised guidance range for expected income from continuing operations per diluted share for fiscal 2015 and revised guidance for expected revenue and tax rate for fiscal 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release, issued by Harris Corporation on April 21, 2015 (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Miguel A. Lopez
Name:	Miguel A. Lopez
Title:	Senior Vice President and Chief Financial Officer

Date: April 21, 2015

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description

99.1	Press Release, issued by Harris Corporation on April 21, 2015 (furnished pursuant to Item 2.02 and Item 7.01).